UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2025

Silvaco Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42043	27-1503712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Silvaco Group Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 567-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SVCO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.	Changes in Registrant’s Certifying Accountant
Moss Adams LLP (“Moss Adams”), Silvaco Group, Inc.’s (the “Company”) independent registered public accounting firm, merged with Baker Tilly US, LLP (“Baker Tilly”), effective on June 3, 2025 (the “Combination”). The combined audit practices operate as Baker Tilly. Following the Combination and after a detailed evaluation of the Auditor Independence Rules (defined and discussed below), Moss Adams has resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm on July 8, 2025.

Prior to the Combination, and for a short transition period after, Baker Tilly Advisory Group, LP (“BTAG”), an affiliate of Baker Tilly, provided non-attest services including tax provision calculations for the year ended December 31, 2024, and the quarter ended March 31, 2025, and third-party software license subscription and helpdesk support to the Company that would generally be prohibited under the auditor independence standards set forth in Item 2-01 of Regulation S-X (the “Auditor Independence Rules”), if Baker Tilly concurrently served as the Company’s independent registered public accounting firm. BTAG also provided permitted tax compliance services under the Auditor Independence Rules.

Prohibited services were promptly terminated prior to or shortly after the Combination. After consultation with Baker Tilly and based in part on the representations made by Baker Tilly during the consultation process, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) has determined that Baker Tilly is sufficiently objective and impartial to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Audit Committee was informed by Baker Tilly that prior to the Combination, there was minimal interaction between the audit and non-attest engagement team members amongst the two firms, aside from audit procedures performed by Moss Adams over the tax provision. Further, Baker Tilly has informed the Audit Committee that after the close of the Combination and through completion of the audit of the Company’s December 31, 2025 financial statements, there will remain a clear separation of legacy Moss Adams audit engagement team members from legacy Baker Tilly non-attest engagement team members and no legacy Baker Tilly personnel will be members of the audit engagement team for the current period under audit. Additionally, the Audit Committee was informed by Baker Tilly that legacy Baker Tilly personnel will not have access to the technology platform used for the Company’s audit engagement for the fiscal year ended December 31, 2025.

The audit report of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024, and 2023, and for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024, and 2023, and the subsequent interim period through July 8, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act, except for the material weakness in the Company’s internal control over financial reporting related to a lack of formalized accounting processes over internal control over financial reporting and an insufficient complement of personnel possessing the technical accounting and financial reporting knowledge and experience to support a timely and accurate close and financial statement reporting process, as disclosed under the heading "Item 9A. Controls and Procedures" in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

During the years ended December 31, 2024, and 2023, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act and the related instructions to that item, or a “reportable event” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Moss Adams furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Moss Adams’ letter to the Commission, dated July 9, 2025, is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Moss Adams LLP, dated July 9, 2025, to the U.S. Securities and Exchange Commission
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVACO GROUP, INC.

Date: July 9, 2025	By:	/s/ Babak A. Taheri
Dr. Babak A. Taheri
Chief Executive Officer